EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Richard Baron, Vice President, Finance and Chief Financial Officer of Animas Corporation, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Animas Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Animas Corporation as of, and for, the periods presented in this report;

4. Animas Corporation’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Animas Corporation and have:

(a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Animas Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

(b)	evaluated the effectiveness of Animas Corporation’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	disclosed in this report any change in Animas Corporation’s internal control over financial reporting that occurred during Animas Corporation’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Animas Corporation’s internal control over financial reporting.

5. Animas Corporation’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Animas Corporation’s auditors and the audit committee of Animas Corporation’s board of directors:

(a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect Animas Corporation’s ability to record, process, summarize and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Animas Corporation’s internal control over financial reporting.

Date: May 16, 2005

By:
/s/ Richard Baron

Richard Baron
Vice President, Finance and Chief Financial Officer